Exhibit 99.C1

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the use of our report included herein and to the references to our Firm under the heading "Other Matters -- Independent Certified Public Accountants" in the Prospectus.

                                                  KPMG PEAT MARWICK LLP

Minneapolis, Minnesota
July 8, 1997